UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): June 21, 2007

UNITIL CORPORATION

(Exact name of registrant as specified in its charter)

New Hampshire	1-8858	02-0381573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West, Hampton, New Hampshire	03842-1720
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 772-0775

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On June 21, 2007, the Board of Directors of Unitil Corporation (“Registrant” or the “Company”) elected the following principal officers to hold the offices noted below, until the first meeting of the Board of Directors after the next annual meeting of shareholders and until their respective successors are chosen and qualified:

Office	Name

Chairman of the Board, Chief Executive Officer & President	Robert G. Schoenberger

Senior Vice President, Chief Financial Officer & Treasurer	Mark H. Collin

Senior Vice President & Chief Operating Officer	Thomas P. Meissner, Jr.

Controller & Chief Accounting Officer	Laurence M. Brock

Secretary	Sandra L. Whitney

Information regarding each of the above Executive Officers is contained in and is hereby incorporated by reference to Part I, Item 1, “Business”, “Directors and Executive Officers of the Registrant” on pages 8 – 10 of the Company’s Annual Report on Form 10-K as filed with the Securities and Exchange Commission on February 21, 2007. Additionally, information regarding Mr. Schoenberger’s Employment Agreement with the Company is contained in and is hereby incorporated by reference to the “Chief Executive Officer—Employment Agreement” section, on page 45 of the Company’s Definitive Proxy Statement, as filed with the Securities and Exchange Commission on February 22, 2007. The information incorporated by reference herein from the Company’s Form 10-K and Definitive Proxy Statement remains current as of the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

UNITIL CORPORATION

By:	/s/ Mark H. Collin
Mark H. Collin
Senior Vice President, Chief Financial Officer and Treasurer

Date: June 21, 2007